UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 2, 2009

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On October 2, 2009, the members of the Federal Home Loan Bank of Topeka (FHLBank) in the state of Oklahoma were notified that Mr. James R. Hamby, CEO of Vision Bank in Ada, Oklahoma, was deemed elected as a member director by FHLBank for a four-year term commencing January 1, 2010, and expiring December 31, 2013. In addition, on October 2, 2009, the members of FHLBank in the state of Kansas were notified that Mr. Bruce A. Schriefer, President and CEO of Bankers’ Bank of Kansas, N.A., Wichita, Kansas, was deemed elected as a member director by FHLBank for a two-year term commencing January 1, 2010, and expiring December 31, 2011.

The member directorships are being filled without an election because only one nominee, Mr. Hamby, accepted nomination for the one member directorship up for election in Oklahoma in 2009, and only one nominee, Mr. Schriefer, accepted nomination for the one member directorship up for election in Kansas in 2009. Messrs. Hamby and Schriefer were deemed elected to FHLBank’s board of directors in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended (Bank Act), and the regulations of the Federal Housing Finance Agency (FHFA).

Mr. Hamby currently serves on the following committees: Operations (Chair), Audit and Executive. Mr. Schriefer currently serves on the following committees: Finance and Housing & Governance. At the time of this filing there has been no determination on which committees Messrs. Hamby and Schriefer may serve in 2010.

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as member directors, are elected by FHLBank’s membership in each state. The remaining directors, known as independent directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as member directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

October 2, 2009	By:	Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel